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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 30, 1999



                             MTS SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



            MINNESOTA                       0-2382               41-0908057
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


          14000 Technology Drive
            Eden Prairie, MN                              55344
            (Address of principal                       (Zip Code)
            executive offices)


        Registrants telephone number, including area code: (612)-937-4000

--------------------------------------------------------------------------------

ITEM 5.  Other Events.

On May 28, 1999, MTS Systems Corporation (the Company), completed a merger with DSP Technology, Inc. (DSP), an enterprise that is active in automotive engine development market segments where MTS did not have a presence. Under the terms of the agreement, the Company initially issued 2,076,913 shares of common stock and subsequently issued an additional 792 shares of common stock in exchange for all of the outstanding shares and vested stock options of DSPs' common stock. In connection with the acquisition, the Company incurred approximately $1.4 million of acquisition related costs which were charged to operations in the third quarter of fiscal year 1999. The acquisition qualified as a tax-free exchange and was accounted for as a pooling-of-interests. Accordingly, all periods included in these historical consolidated financial statements have been restated to give effect to the merger.

This 8-K report includes the unaudited restated consolidated statements of income of the Company for the first nine-months of fiscal year 1999 and the fiscal years ended September 30, 1998 and 1997 and the unaudited restated consolidated balance sheets of the Company for the periods ended June 30, 1999 and September 30, 1998 and 1997.

The consolidated financial information presented was constructed using the Company's unaudited quarterly consolidated financial information for fiscal years 1999, 1998 and 1997 and combining it with the unaudited DSP financial information, which was restated to conform with the Company's fiscal calendar. The conforming of the accounting practices of the Company and DSP resulted in no material adjustments to net income or shareholders' investment.

                    MTS SYSTEMS CORPORATION AND SUBSIDIARIES
             RESTATED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                     FOR THE NINE-MONTHS ENDED JUNE 30, 1999
                 (expressed in thousands, except per share data)

                                                                              Nine-months
                                                 Quarters Ended                  Ended
                                     -------------------------------------     ---------
                                     December 31,   March 31,     June 30,      June 30,
                                        1998          1999          1999          1999
                                     -------------------------------------     ---------
NET REVENUE                          $  96,142     $  93,262     $  95,363     $ 284,767
COST OF REVENUE                         58,078        56,487        57,545       172,110
                                     -------------------------------------     ---------
  Gross profit                          38,064        36,775        37,818       112,657

OPERATING EXPENSES:
  Selling                               15,604        15,078        15,324        46,006
  General and administrative             5,960         7,281         7,149        20,390
  Research and development               6,667         6,910         7,035        20,612
  Restructuring expense                  2,596            --            --         2,596
  Acquisition expense                       --            --         1,391         1,391
                                     -------------------------------------     ---------
    Total operating expenses            30,827        29,269        30,899        90,995

INCOME FROM OPERATIONS                   7,237         7,506         6,919        21,662

  Interest expense                       1,252         1,145         1,032         3,429
  Interest income                          (51)         (121)          (74)         (246)
  Other (income) and expense, net          314         1,816        (2,308)         (178)
                                     -------------------------------------     ---------

INCOME BEFORE INCOME TAXES               5,722         4,666         8,269        18,657
PROVISION FOR INCOME TAXES               1,996         1,520         2,976         6,492
                                     -------------------------------------     ---------
NET INCOME                           $   3,726     $   3,146     $   5,293     $  12,165
                                     =====================================     =========

BASIC EARNINGS PER SHARE             $    0.18     $    0.15     $    0.25     $    0.59
BASIC SHARES OUTSTANDING                20,672        20,701        20,813        20,728

DILUTED EARNINGS PER SHARE           $    0.18     $    0.15     $    0.25     $    0.57
DILUTED SHARES OUTSTANDING              21,172        21,148        21,209        21,176

                    MTS SYSTEMS CORPORATION AND SUBSIDIARIES
             RESTATED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                    FOR FISCAL YEAR ENDED SEPTEMBER 30, 1998
                 (expressed in thousands, except per share data)

                                                                                             Twelve-months
                                                        Quarters Ended                           Ended
                                     ------------------------------------------------------  -------------
                                     December 31,   March 31,     June 30,    September 30,  September 30,
                                        1997          1998          1998          1998            1998
                                     ------------------------------------------------------  -------------
NET REVENUE                          $  80,338     $  87,160     $  91,899     $ 102,766       $ 362,163
COST OF REVENUE                         46,585        52,600        56,208        64,543         219,936
                                     ---------------------------------------------------       ---------
  Gross profit                          33,753        34,560        35,691        38,223         142,227

OPERATING EXPENSES:
  Selling                               13,362        14,018        14,318        14,781          56,479
  General and administrative             5,999         6,549         6,300         7,506          26,354
  Research and development               5,084         6,043         6,324         6,897          24,348
                                     ---------------------------------------------------       ---------
    Total operating expenses            24,445        26,610        26,942        29,184         107,181

INCOME FROM OPERATIONS                   9,308         7,950         8,749         9,039          35,046

  Interest expense                         226           449           570         1,082           2,327
  Interest income                         (108)          (69)          (75)         (127)           (379)
  Other (income) and expense, net        1,253          (439)         (267)         (897)           (350)
                                     ---------------------------------------------------       ---------

INCOME BEFORE INCOME TAXES               7,937         8,009         8,521         8,981          33,448
PROVISION FOR INCOME TAXES               2,745         3,088         2,854         3,222          11,909
                                     ---------------------------------------------------       ---------
NET INCOME                           $   5,192     $   4,921     $   5,667     $   5,759       $  21,539
                                     ===================================================       =========

BASIC EARNINGS PER SHARE             $    0.25     $    0.24     $    0.28     $    0.28       $    1.05
BASIC SHARES OUTSTANDING                20,368        20,462        20,597        20,649          20,519

DILUTED EARNINGS PER SHARE           $    0.24     $    0.23     $    0.27     $    0.27       $    1.01
DILUTED SHARES OUTSTANDING              21,338        21,012        21,412        21,558          21,330

                    MTS SYSTEMS CORPORATION AND SUBSIDIARIES
             RESTATED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                    FOR FISCAL YEAR ENDED SEPTEMBER 30, 1997
                 (expressed in thousands, except per share data)

                                                                                               Twelve-months
                                                       Quarters Ended                              Ended
                                     -----------------------------------------------------     -------------
                                     December 31,   March 31,     June 30,   September 30,     September 30,
                                        1996          1997        1997 (a)        1997            1997 (a)
                                     -----------------------------------------------------     -------------
NET REVENUE                          $  71,755     $  78,374     $  79,268     $  94,027         $ 323,424
COST OF REVENUE                         41,753        45,929        46,792        56,877           191,351
                                     ---------------------------------------------------         ---------
  Gross profit                          30,002        32,445        32,476        37,150           132,073

OPERATING EXPENSES:
  Selling                               13,814        13,382        14,189        15,218            56,603
  General and administrative             5,136         5,882         5,689         6,588            23,295
  Research and development               4,899         4,998         4,424         5,571            19,892
                                     ---------------------------------------------------         ---------
    Total operating expenses            23,849        24,262        24,302        27,377            99,790

INCOME FROM OPERATIONS                   6,153         8,183         8,174         9,773            32,283

  Interest expense                         323           447           509           252             1,531
  Interest income                         (105)          (13)         (176)         (112)             (406)
  Other (income) and expense, net          558         1,201        (4,332)         (587)           (3,160)
                                     ---------------------------------------------------         ---------

INCOME BEFORE INCOME TAXES               5,377         6,548        12,173        10,220            34,318
PROVISION FOR INCOME TAXES               1,602         2,493         4,245         4,087            12,427
                                     ---------------------------------------------------         ---------
NET INCOME                           $   3,775     $   4,055     $   7,928     $   6,133         $  21,891
                                     ===================================================         =========

BASIC EARNINGS PER SHARE (b)         $    0.19     $    0.20     $    0.39     $    0.30         $    1.08
BASIC SHARES OUTSTANDING                20,357        20,307        20,201        20,275            20,285

DILUTED EARNINGS PER SHARE (b)       $    0.18     $    0.19     $    0.38     $    0.29         $    1.05
DILUTED SHARES OUTSTANDING              20,894        20,829        20,854        21,204            20,945

(a) Includes $4.3 million pretax gain on land sale recorded in other (income) and expense.
(b) Earnings per share has been restated to reflect the two-for-one stock split effective February 2, 1998.

                    MTS SYSTEMS CORPORATION AND SUBSIDIARIES
                RESTATED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                 (expressed in thousands, except per share data)

                                                  June 30,    September 30,   September 30,
ASSETS                                              1999          1998            1997
                                                  --------      --------        --------
Current Assets:
  Cash and cash equivalents                       $ 17,152      $ 12,589        $ 12,558
  Accounts receivable                               87,575        93,313          66,267
  Unbilled contracts and retainage receivable       32,058        35,891          32,653
  Inventories                                       64,421        57,982          46,724
  Prepaid expenses                                   7,401         4,536           4,612
                                                  --------      --------        --------
    Total current assets                           208,607       204,311         162,814
                                                  --------      --------        --------

Property and Equipment:
    Total property and equipment, net               73,323        69,942          51,790
                                                  --------      --------        --------

    Other assets                                    34,981        38,769          14,471
                                                  --------      --------        --------
Total assets                                      $316,911      $313,022        $229,075
                                                  ========      ========        ========

LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
  Notes payable to banks                          $ 10,387      $ 28,243        $  4,356
  Current maturities of long-term debt                 797         1,180             920
  Accounts payable                                  24,337        20,274          18,684
  Accrued compensation and benefits                 23,039        26,919          25,487
  Advance billings to customers                     15,861        17,360          21,065
  Other accrued liabilities                         15,896        16,247          12,901
                                                  --------      --------        --------
    Total current liabilities                       90,317       110,223          83,413

Deferred income taxes                                4,437         4,851           4,549
Long-term debt, less current maturities             60,064        45,259           7,589
                                                  --------      --------        --------

Shareholders' Investment:
    Total shareholders' investment                 162,093       152,689         133,524
                                                  --------      --------        --------
Total liabilities and shareholders' investment    $316,911      $313,022        $229,075
                                                  ========      ========        ========

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MTS SYSTEMS CORPORATION



                                          /s/ David E. Hoffman
                                        ----------------------------------------
                                        David E. Hoffman
                                        Vice President
                                        Chief Financial Officer


Dated: October 15, 1999